SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

March 12, 2010
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Date of Report (date of earliest event reported)

COMPOUND NATURAL FOODS, INC.
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Exact name of Registrant as Specified in its Charter

Colorado	000-53383	84-1418566
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State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

9312 Meredith Court, Lone Tree, Colorado 80124
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Address of Principal Executive Offices, Including Zip Code

(303) 662-8118
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8 -K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant

a) Resignation of Independent Accountant

     By letter dated March 23, 2010 and delivered on April 5, 2010, the Registrant dismissed its prior independent registered accounting firm, Schumacher & Associates, Inc.

     Schumacher & Associates, Inc.’s reports on the financial statements of the Company for the fiscal years ended September 30, 2008 and 2007 contained no adverse opinion or disclaimer of opinion, but they were qualified regarding uncertainty as to whether the Company was a going concern.

     During the fiscal years ended September 30, 2008 and 2007, and through April 5, 2010, there have been no disagreements with Schumacher & Associates (as defined in Item 304(a)(1)(iv) of Regulation S -K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher & Associates, would have cause them to make reference thereto in their report on the financial statements for such years.

     During the fiscal years ended September 30, 2008 and 2007 and through April 5, 2010, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

     The Company has provided Schumacher & Associates with a copy of the foregoing disclosures and requested Schumacher & Associates to furnish the Company with a letter addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements. A letter addressed to the Commission from Schumacher & Associates is attached as Exhibit 16.1 to this Form 8-K.

b) New Independent Accountant

     On March 12, 2010, the Company retained De Joya Griffith & Company, LLC (“De Joya”) as the Company’s independent registered public accounting firm.

     During the fiscal years ended September 30, 2009, and during the subsequent interim period prior to engaging De Joya, the Company did not consult with De Joya regarding either:

     (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that De Joya concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

     The Company asked De Joya to review the disclosures included in this report prior to filing it with the Commission and provided De Joya the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K. De Joya has not provided such letter.

ITEM 9.01.

Exhibits

Exhibit 16.1 – Copy of Letter, dated May 6, 2010 from Schumacher & Associates, Inc. to the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compound Natural Foods, Inc.
Date:	May 7, 2010	By: /s/ Joey Canyon
Joey Canyon, President